UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 7, 2011

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-10026                  14-0462060
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(State or other jurisdiction          (Commission              (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

    216 AIRPORT DRIVE, ROCHESTER, NH                                     03867
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_]   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange    Act   (17   CFR   240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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                               TABLE OF CONTENTS

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On October 7, 2011, Albany International Corp. (the "Company") informed employees of its corrugator fabrics manufacturing facility in Menands, New York, of plans to cease operations effective January 31, 2012. Approximately 28 employees will be affected.

The Company is presently unable to reasonably estimate the costs that it would expect to incur in connection with these intended actions. The Company will disclose the amount, type and timing of any such costs promptly after they are determined.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALBANY INTERNATIONAL CORP.

                                    By: /s/ John B. Cozzolino
                                        ----------------------------------------

                                    Name: John B. Cozzolino
                                    Title: Chief Financial Officer and Treasurer
                                    (Principal Financial Officer)


      Date: October 11, 2011